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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))


  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry Into Material Definitive Agreement

     See disclosure under Item 3.02 of this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01.

Item 3.02  Unregistered Sales of Equity Securities

     Pursuant to Securities Purchase Agreements, executed on September 15, 2005, by and between Atari, Inc. (the "Company") and each of SARK MASTER FUND LTD ("SARK Fund") and CCM Master Qualified Fund, Ltd., a current stockholder ("CCM Fund"), on September 15, 2005, we issued an aggregate of 5,702,590 unregistered shares of our Common Stock to SARK Fund and CCM Fund. The shares were sold for cash at an aggregate offering price of $7,413,367, or $1.30 per share. In connection with the sale, the Company paid Morgan Joseph & Company a placement agent fee equal to $145,360. The shares were issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption contained in Section 4(2) of that Act, because the issuance of shares to SARK Fund and CCM Fund did not involve a public offering. However, we have agreed to register the shares for resale by those investors.

     Pursuant to (i) an Agreement Regarding Issuance of Shares, executed on September 15, 2005, by and between the Company and Infogrames Entertainment SA, the Company's majority stockholder ("IESA"), and (ii) a GT Interactive UK Settlement of Indebtedness Agreement, executed on September 15, 2005, by and between the Company, on one hand, and Atari UK, IESA and all of its subsidiaries on the other hand, on September 15, 2005, we issued an aggregate of 6,145,051 shares of our Common Stock to IESA and/or its subsidiaries. 4,881,533 of such shares were issued as payment for development costs incurred and for future costs to be incurred in the ordinary course of business. 1,263,518 of such shares were issued as payment for outstanding indebtedness. The Common Stock issued to IESA was valued, and will be applied, at $1.30 per share, the same price as in the above described private sale to unrelated third party institutional investors. The shares were issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption contained in
Section 4(2) of that Act, because the issuance of shares did not involve a public offering.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATARI, INC.


                                   By:      /s/ Jeffrey B. Kempler
                                        ----------------------------------------
                                        Jeffrey B. Kempler
                                        Senior Vice President, Business and
                                        Legal Affairs


Date:  September 15, 2005





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